UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 25, 2019

General Electric Company
(Exact name of registrant as specified in its
charter)

New York	001-00035	14-0689340
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

41 Farnsworth Street, Boston, MA		02210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (617) 443-3000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 25, 2019, General Electric Company (“GE”) entered into an equity and asset purchase agreement with Danaher Corporation (“Danaher”), pursuant to which GE will sell to Danaher the BioPharma business within GE Healthcare’s Life Sciences business for total consideration of approximately $21.4 billion, subject to certain adjustments. The agreement provides that Danaher will purchase the BioPharma business through the acquisition of certain assets and the assumption of certain liabilities, as well as the acquisition of the equity of certain subsidiaries of GE, in each case used in or related to the BioPharma business. The transaction is expected to close in the fourth quarter of 2019, subject to regulatory approvals and other customary closing conditions.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being furnished as part of this report:

Exhibit No.	Description
99.1	Press release, dated February 25, 2019 issued by General Electric Company

(2)

This document contains "forward-looking statements" - that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," “estimate,” “forecast,” "target," “preliminary,” or “range.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the planned sale of our BioPharma business within our Healthcare segment and plans to exit our equity ownership positions in Baker Hughes, a GE company (BHGE) and Wabtec, and the expected benefits to GE; capital allocation plans; GE’s and GE Capital’s capital structure, liquidity and access to funding; our de-leveraging plans, including leverage ratios and targets, the timing and nature of specific actions to reduce indebtedness, credit ratings and credit outlooks; divestiture proceeds expectations; future charges and capital contributions that may be required in connection with GE Capital’s run-off insurance operations or other GE Capital portfolio actions; revenues; organic growth; cash flows and cash conversion, including the impact of working capital, contract assets and pension funding contributions; earnings per share; future business growth and productivity gains; profit margins; the benefits of restructuring actions; our businesses’ cost structures and plans to reduce costs; restructuring, goodwill impairment or other financial charges; tax rates; or returns on capital and investment. For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include: our success in executing and completing, including obtaining regulatory approvals and satisfying other closing conditions for, announced GE Industrial and GE Capital business or asset dispositions or other transactions, including the planned sale of our BioPharma business within our Healthcare segment and plans to exit our equity ownership positions in BHGE and Wabtec, the timing of closing for those transactions and the expected proceeds and benefits to GE; our strategy and plans for the remaining portion of GE Healthcare, including the structure, form, timing and nature of potential actions with respect to that business in the future and the characteristics of the business going forward; our capital allocation plans, as such plans may change including with respect to de-leveraging actions, the timing and amount of GE dividends, organic investments, and other priorities; further downgrades of our current short- and long-term credit ratings or ratings outlooks and the related impact on our liquidity, funding profile, costs and competitive position; GE’s liquidity and the amount and timing of our GE Industrial cash flows and earnings, which may be impacted by customer, competitive, contractual and other dynamics and conditions; GE Capital's capital and liquidity needs, including in connection with GE Capital’s run-off insurance operations, the amount and timing of required capital contributions, strategic actions that we may pursue, WMC-related claims, liabilities and payments, the impact of conditions in the financial and credit markets on GE Capital's ability to sell financial assets, GE Capital’s leverage and credit ratings, the availability and cost of GE Capital funding and GE Capital's exposure to counterparties; customer actions or market developments such as secular and cyclical pressures in our Power business, other shifts in the competitive landscape for our products and services, changes in economic conditions, including oil prices, early aircraft retirements and other factors that may affect the level of demand and financial performance of the major industries and customers we serve; operational execution by our businesses; changes in law, economic and financial conditions, including the effect of enactment of U.S. tax reform or other tax law changes, trade policy and tariffs, interest and exchange rate volatility, commodity and equity prices and the value of financial assets; our ability to launch new products in a cost-effective manner; our ability to increase margins through implementation of operational changes, restructuring and other cost reduction measures; the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks, including the impact of WMC, Alstom, SEC and other investigative and legal proceedings; our success in integrating acquired businesses and operating joint ventures, and our ability to realize revenue and cost synergies from announced transactions, acquired businesses and joint ventures; the impact of potential product failures and related reputational effects; the impact of potential information technology, cybersecurity or data security breaches; the other factors that are described in "Forward-Looking Statements" in BHGE’s most recent earnings release or SEC filings; and the other factors that are described in "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2017, as updated in our Quarterly Reports on Form 10-Q. These or other uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements.

(3)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: February 25, 2019	/s/ Christoph A. Pereira
Christoph A. Pereira
Vice President,
Chief Corporate, Securities & Finance
Counsel

(4)